Georgia-Pacific

Third Quarter 2003 Performance Review

A.D. "Pete" Correll, CEO
Danny Huff, EVP Finance and CFO

October 16, 2003

Third Quarter Results

Georgia-Pacific

- Net Income was 75 cents per share in the third quarter, compared with a Net Income of 25 cents per share in the second quarter.
- Recorded a $118 million pre-tax income for asbestos-related insurance receivables ($74 million or 29 cents per diluted share after tax), a $21 million charge related to the settlement of containerboard litigation ($13 million or 5 cents per diluted share after tax) and $34 million in charges primarily related to asset impairments and facility closures ($21 million or 8 cents per diluted share after tax).
- Record prices in the structural panel markets along with improved lumber prices resulted in increased profits in those businesses as well as Building Products Distribution
- Consumer Products results improved from the second quarter, as lower prices were offset by higher volume and lower costs.

Operating Profit by Business



Consumer Products
Packaging
Bl. Pulp & Paper
Building Products
Corp./Other
$485
$385
$285
$185
$85
($15)
($115)
millions
3Q02
4Q02
1Q03
2Q03
3Q03
$337
$191
$168
$296
$395

Bleached Pulp and Paper includes Unisource. Before unusual items.

Natural Gas Costs

Georgia-Pacific



millions
$100
$80
$60
$40
$20
$-
Total Cost
$7
$6
$5
$4
$3
$2
$1
$-
NYMEX / $MMBtu
3Q02
4Q02
1Q03
2Q03
3Q03
NA Cons Prods
Packaging
BI P&P
BP Mfg
NYMEX $/MMBtu

Pulp and Paper Wood and Fiber Costs

Georgia-Pacific



millions
$200
$180
$160
$140
$120
$100
$35
$30
$25
$20
Average Cost per Ton
3Q02
4Q02
1Q03
2Q03
3Q03
P&P Total Costs
So. Pine Pulpwood Avg
So. HW Pulpwood Avg

Capital Expenditures

Georgia-Pacific


millions
$800
$600
$400
$200
$ -
$737
$693
$725
$245
$480
2001
2002
2003
YTD
4Q Proj,

North America Consumer Products

Georgia-Pacific

$ millions	3Q03	2Q03	% Chg
Sales	$1,369	$1,374	(0.4)%
Op Profit	$164	$147	11.6%
Profit Margin %	12.0%	10.7%	-



3Q03 vs. 2Q03 Volume and Price Changes
N.A. Tissue
Dixie
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
Volume
Price

International Consumer Products

$ millions	3Q03	2Q03	% Chg
Sales	$474	$497	(4.6%)
Op Profit	$41	$39	5.1%
Profit Margin %	8.6%	7.8%	-


3Q03 vs 2Q03 Volume and Price Changes
2%
0%
-2%
-4%
Volume
Price

Packaging

* Before Unusual Items. 2Q excludes $18 MM in gains on asset sales.

$ millions	3Q03	2Q03	% Chg
Sales	$687	$700	(1.9%)
Op Profit*	$77	$82	(6.1%)
Profit Margin %*	11.2%	11.7%	-

* Before Unusual gain of $18 million related to asset sales in 2Q.

3Q03 vs. 2Q03 Volume and Price Changes



2%
0%
-2%
-4%
Liner
Medium
Boxes
Volume
Price

Bleached Pulp and Paper

Georgia-Pacific

$ millions	3Q03	2Q03	% Chg
Sales	$632	$615	2.8%
Op Profit	$17	$13	30.8%
Profit Margin %	2.7%	2.1%	-

3Q03 vs. 2Q03 Volume and Price Changes



10%
0%
-10%
-20%
Market Pulp
Fluff Pulp
Paper
Volume
Price

Building Products Manufacturing

Georgia-Pacific

$ millions	3Q03	2Q03	% Chg
Sales	$1,570	$1,436	9.3%
Op Profit	$156	$39	300.0%
Profit Margin %	9.9%	2.7%	-

3Q03 vs 2Q03 Volume and Price Changes


40%
30%
20%
10%
0%
Structural Panels
Softwood Lumber
Gypsum
Volume
Price

Structural Panels and Lumber Leverage

Georgia-Pacific

G-P Structural Panel and Lumber Realizations


$350
$300
$250
$200
$150
$100
MSF
MBF
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
SW Lumber
3/8" Plywood
3/8" OSB

Annual EPS Impact of $10 /unit Price Change


$0.25
$0.20
$0.15
$0.10
$0.05
$-
Plywood
OSB
SW Lumber

Based on full capacity

Building Products Distribution

Georgia-Pacific

$ millions	3Q03	2Q03	% Chg
Sales	$1,196	$1,041	14.9%
Op Profit	$52	$21	147.6%
Profit Margin %	4.4%	2.0%	-

Asbestos Update

Georgia-Pacific

(thousands)	Nine Months Ended 9/27/2003	Nine Months Ended 9/28/2002	Year Ended 2002	Year Ended 2001
Claims filed	34.1	32.2	41.7	39.7
Claims resolved	35.9	28.1	35.1	30.9
Claims unresolved	67.0	66.3	68.8	62.2

(millions)	Nine Months Ended 9/27/2003	Nine Months Ended 9/28/2002	Year Ended 2002	Year Ended 2001
Payments	$ 134	$ 132	$ 181	$ 84
Ins. Proceeds Rec'd	$ 77	$ 19	$ 50	$ 66
Liabilities Bal.	$ 1,028	$ 705	$ 1,162	$ 837
Ins. Receivable Bal.	$ 711	$ 508	$ 670	$ 527

Third Quarter 2003 Consolidated Financial Highlights – Debt and Liquidity

Georgia-Pacific

$ millions	3Q03	2Q03
Debt	$ 11,103	$ 11,382
Equity	$ 4,841	$ 4,668
Adj. EBITDA*	$ 656	$ 557

	3Q03 Required	3Q03	2Q03
Leverage Ratio	67.5%	64.1%	65.4%
Interest Coverage Ratio	2.25	2.43	2.45
Net Worth (as defined)	$5,593	$6,117	$5,944

* See reconciliation of adjusted EBITDA to GAAP cash flow at GP.com/investor.

Georgia-Pacific

Questions

Safe Harbor

Georgia-Pacific

Certain statements contained in this release, including statements regarding the company's expected business outlook, anticipated levels of demand and pricing, and future economic conditions are forward-looking statements (as such term is defined under the federal securities laws), are based on current expectations, and are subject to risks and uncertainties. Actual results could differ materially as a result of factors including, but not limited to, the effect of general economic conditions on the demand for consumer products, building products, and pulp and paper, the corresponding level of demand for and cost of wood fiber, waste paper, energy, other costs, the effect of changes in the productive capacity of manufacturers of competitive products, unanticipated expenditures with respect to environmental, safety and health laws, the current military action in Iraq and the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and other factors listed in Georgia-Pacific Corporation's Securities and Exchange Commission filings, including its report on Form 10-Q for the fiscal quarter ended June 28, 2003.

The accuracy of statements relating to the company's asbestos liabilities and defense costs is also subject to a number of risks, uncertainties and assumptions, including the rate at which new asbestos claims will be filed, the cost of defending and resolving pending and future claims, the occurrence of various types of diseases among the general population, the continued solvency of insurance companies which wrote product liability policies for Georgia-Pacific, the applicability to Georgia-Pacific of court decisions involving other companies which establish precedents for the allocation and payment of insurance coverages, and other factors.

Appendix: Reconciliation of Adjusted EBITDA to Cash Provided by Operations

Georgia-Pacific

Reconciliation of Adjusted EBITDA to Cash Provided by Operations

(millions)	3Q 2003	2Q 2003	1Q 2003	Fiscal Year Ended 2002	2001	2000
Adjusted EBITDA	$ 656	$ 557	$ 429	$ 2,274	$ 2,713	$ 2,326
Unusual charges or credits, before income tax	97	-	(74)	(911)	(585)	(268)
Depreciation (continuing operations)	(252)	(252)	(252)	(1,000)	(1,076)	(814)
Amortization of intangibles and goodwill	(9)	(9)	(9)	(30)	(267)	(96)
Interest, net	(204)	(206)	(207)	(841)	(1,080)	(595)
Benefit (provision) for income taxes	(99)	(28)	57	318	(181)	(210)
Income from discontinued operations, net of taxes	-	-	-	-	70	162
Extraordinary loss from early retirement of debt, net of taxes	-	-	-	-	(12)	-
Cumulative effect of accounting changes, net of taxes	-	-	28	(545)	11	-
Net (loss) income	189	62	(28)	(735)	(407)	505
Adjustments to reconcile net (loss) income to cash provided by operations, excluding the effects of acquisitions and divestitures:						
Cumulative effect of accounting change, net of taxes	-	-	(28)	545	(11)	-
Depreciation	252	252	252	1,000	1,079	819
Amortization of intangibles and goodwill	9	9	9	30	267	96
Deferred income taxes	40	(48)	(59)	(24)	(109)	82
Other losses, net	(81)	(16)	79	870	514	141
Tax benefit on stock benefit plans	-	-	-	-	23	4
Change in working capital and other, net	114	434	(250)	(676)	126	(91)
Cash provided by operations	$ 523	$ 693	$ (25)	$ 1,010	$ 1,482	$ 1,556

Adjusted EBITDA is defined as (loss) income from continuing operations before income taxes plus interest expense, depreciation, amortization, and is adjusted to exclude charges and credits that management deems to be unusual. These charges or credits include some items which have been or are expected to be settled in cash. Adjusted EBITDA is not an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles, but we present it because we believe it is a widely accepted indicator of our ability to incur and service debt and make capital expenditures. Adjusted EBITDA does not give effect to cash used for or provided by principal repayments of debt, capital expenditures, proceeds from asset sales, changes in working capital needs, and other items and thus does not reflect excess funds available for discretionary uses. Adjusted EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies. Unusual items before income tax are detailed in the company's quarterly earnings releases. See tables for Reconciliation of Earnings Before Unusual Items and Goodwill Amortization. The company's quarterly earnings releases can be found on its web site at gp.com/center/news/index.asp.

Appendix: Operating Income to Operating Income Before Unusual Items

Reconciliation of Operating Income to Operating Income Before Unusual Items

(millions)	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002
Operating profit (loss)	$ 492	$ 296	$ 94	$ (436)	$ 296	$ 149	$ 324
Unusual charges or credits, before income tax:							
Charge for asbestos liabilities, net of insurance recoveries	-	-	-	315	-	-	-
Asbestos insurance receivable credit	(118)	-	-	-	-	-	-
Loss on sale of Unisource	-	-	-	298	-	-	-
Impairment of Unisource goodwill and long-lived assets	-	-	-	-	-	208	-
Impairment of Old Town, Maine tissue and pulp assets	-	-	74	-	-	-	-
Fire at Crossett, Arkansas tissue mill	-	-	-	-	-	-	14
Litigation settlement	21	-	-	-	-	-	-
Other unusual items including business separation and severance costs	-	-	-	14	41	27	-
Operating income before unusual items	$ 395	$ 296	$ 168	$ 191	$ 337	$ 384	$ 338

Operating income (loss) before unusual items is operating income (loss) reported under generally accepted accounting principles ("GAAP") excluding the pre-tax effect of items considered by management to be unusual. We believe that this measure emphasizes our core on-going operations and that it is useful to investors enabling them to perform meaningful comparisons of past and present operating results. We believe that using this information along with operating income (loss) provides for a more complete analysis of results of operations. Operating income (loss) is the most directly comparable GAAP measure.

Georgia-Pacific